UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2021

Software Acquisition Group Inc. II
(Exact name of registrant as specified in its charter)

Delaware	001-39514	85-1525734
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive Ste. 300
Las Vegas, Nevada 89135
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-991-4982

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SAIIU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	SAII	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SAIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On January 31, 2021, Software Acquisition Group Inc. II, a Delaware corporation (“SWAG”) entered into a business combination agreement (the “Business Combination Agreement”) with Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company” or “Otonomo”) and Butterbur Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”).

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into SWAG, with SWAG surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”) SWAG will become a wholly owned subsidiary of the Company, with the securityholders of SWAG becoming securityholders of the Company.

The pro forma equity valuation of the Company upon consummation of the Transactions is expected to be approximately $1.4 billion. Upon consummation of the Transactions (the “Effective Time”), assuming none of SWAG’s public stockholders demand redemption (“SPAC Redemptions”) pursuant to SWAG’s amended and restated certificate of incorporation, the securityholders of the Company and certain members of the Company’s management (“Company Management”) will own approximately 74% of the outstanding ordinary shares of the Company (“Company Ordinary Shares”) and the securityholders of SWAG and the Investors purchasing PIPE shares (as defined below) will own the remaining Company Ordinary Shares.

The following securities issuances will be made by the Company to SWAG securityholders at the Effective Time and in each case assume the Stock Split (as defined below) has occurred: (i) each share of Class A common stock of SWAG and each share of Class B common stock of SWAG will be exchanged for one Company Ordinary Share and (ii) each outstanding warrant of SWAG will be assumed by the Company and will become a warrant of the company (“Company Warrant”) (with the number of Company Ordinary Shares underlying the Company Warrant and the exercise price of such Company Warrants subject to adjustment in accordance with the terms of the Business Combination Agreement).

Immediately prior to the Effective Time, each preferred share of the Company will be converted into one Company Ordinary Share. Additionally, the Company will issue securities pursuant to the Subscription Agreements, as described in more detail below.

The Company Ordinary Shares to be received by Software Acquisition Holding II LLC (the “Sponsor”), and the Company Ordinary Shares held by certain of the Company’s current equityholders and Company Management will be subject to the transfer restrictions described below under the heading “Confidentiality and Lockup Agreement.”

Adjustments to Consideration

Prior to the Effective Time, the Company intends to effect a stock split to cause the value of the outstanding Company Ordinary Shares immediately prior to the Effective Time to equal $10.00 per share (the “Stock Split”).

The Transactions are targeted to be consummated in the first half of 2021, after the required approval by the stockholders of SWAG (“SWAG Stockholder Approval”), ordinary and preferred shareholders of the Company (“Company Shareholder Approval”), and preferred shareholders of the Company (“Company Preferred Shareholder Approval”) and the fulfillment of certain other conditions.

Governance

After the consummation of the Transactions, the current officers of the Company will remain officers of the Company. The size of the board of directors of the Company will be increased and one director will initially be designated by the Sponsor.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of the Company and its subsidiaries, including Merger Sub, relating to, among other things, proper organization and qualification; capitalization; the authorization, performance and enforceability against the Company of the Business Combination Agreement; financial statements; absence of undisclosed liabilities; governmental actions and filings; permits; material contracts; absence of certain changes; litigation; compliance with laws; benefit plans; environmental matters; intellectual property; privacy; labor matters; insurance; tax matters; brokers’ fees; real and personal property; transactions with affiliates; compliance with international trade and anti-corruption laws; governmental grants; and the execution of the Subscription Agreements.

The Business Combination Agreement contains representations and warranties of SWAG relating to, among other things, proper organization and qualification; the authorization, performance and enforceability against SWAG of the Business Combination Agreement; governmental actions and filings; brokers’ fees; information to be supplied for the Company’s filing of the Registration Statement (as defined below); capitalization; reports filed with the Securities and Exchange Commission (“SEC”), compliance with the Sarbanes-Oxley Act; SWAG’s trust account; indebtedness; transactions with affiliates; litigation; compliance with laws; restrictions on business activities; SWAG’s internal controls, financial statements, Nasdaq listing; absence of undisclosed liabilities; tax matters; material contracts; absence of changes; employee benefit matters; the execution of the Sponsor Support Agreement; status under the Investment Company Act; the absence of poison pill or similar antitakeover matters; compliance with international trade and anti-corruption laws; and non-Israeli residence.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for SWAG and the Company to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Business Combination (the “Registration Statement”) and for the Company to terminate certain existing investor rights agreements with its securityholders.

Additionally, prior to the Effective Time, SWAG will transfer the intellectual property rights relating to its name, trading symbols, and internet domain name, and certain material relating to its evaluation of alternative business combinations, to a third party.

Conditions to Closing

General Conditions

In addition, the consummation of the Transactions is conditioned upon, among other things:

●	no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

●	the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

●	the Company Shareholder Approval and Company Preferred Shareholder Approval shall have been obtained;

●	the SWAG Stockholder Approval shall have been obtained;

●	SWAG having at least $5,000,001 of net tangible assets remaining prior to the Transactions after taking into account the SPAC Redemptions;

●	the Company’s application to list the Company Ordinary Shares (including the Company Ordinary Shares to be issued pursuant to the Business Combination) shall have been approved by Nasdaq, subject to official notice thereof and public holder requirements; and

●	certain ancillary agreements shall have been executed and delivered by the parties thereto and shall be in full force and effect, including the Registration Rights Agreement (as defined below), certain transaction support agreements, the Confidentiality and Lockup Agreement (as defined below) and an amended and restated warrant agreement.

Other Conditions to SWAG’s Obligations

The obligations of SWAG to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of the Company and Merger Sub (subject to certain bring-down standards);

●	performance in all material respects of the covenants of the Company required by the Business Combination Agreement to be performed on or prior to the closing;

●	no material adverse effect with respect to the Company shall have occurred between the date of the Business Combination Agreement and the closing of the Transactions;

●	the Company having delivered certain customary officer’s certificates; and

●	the Company’s board consisting of certain agreed persons.

Other Conditions to the Company’s and Merger Sub’s Obligations

The obligations of the Company and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of SWAG (subject to certain bring-down standards);

●	performance in all material respects of the covenants of SWAG required by the Business Combination Agreement to be performed on or prior to the closing;

●	the aggregate amount remaining in SWAG’s trust account after taking into account the SPAC Redemptions, plus the aggregate amount sold in the PIPE being equal to or greater than $150,000,000;

●	SWAG having delivered certain customary officer’s certificates; and

●	each officer and director of SWAG having resigned as of the closing date.

Waivers

Either SWAG or the Company may waive any inaccuracies in the representations and warranties made to such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement. Notwithstanding the foregoing, pursuant to SWAG’s amended and restated certificate of incorporation, SWAG cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions after taking into account the holders of public shares that properly demanded that SWAG redeem their public shares for their pro rata share of the trust account.

Termination

The Business Combination Agreement may be terminated:

●	by mutual written consent of SWAG and the Company;

●	by SWAG if the Company or Merger Sub has breached any of its covenants or representations and warranties in any material respect and has not cured within 30 days of receiving notice of the breach or by the Termination Date, provided that SWAG is itself not in material breach;

●	by the Company if SWAG has breached any of its covenants or representations and warranties in any material respect and has not cured within 30 days of receiving notice of the breach or by the Termination Date, provided that the Company or Merger Sub is itself not in material breach;

●	by either SWAG or the Company if the Transactions are not consummated on or before July 31, 2021 (the “Termination Date”), provided that the right to terminate the Business Combination Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a breach of the Business Combination Agreement;

●	by either SWAG or the Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, which order, decree, judgment, ruling or other action is final and non-appealable, provided that the right to terminate the Business Combination Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a breach of the Business Combination Agreement;

●	by either SWAG or the Company if the SWAG shareholder meeting has been held, has concluded, SWAG’s stockholders have duly voted and the SWAG Stockholder Approval was not obtained;

●	by the Company if, prior to obtaining the SWAG Stockholder Approval, the SWAG board of directors changes its recommendation with respect to the Business Combination as permitted by the Business Combination Agreement or fails to include a recommendation to vote in favor of the Business Combination in the Registration Statement.

The foregoing summary of the Business Combination Agreement is qualified in its entirety by reference to the text of the Business Combination Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about SWAG, Merger Sub or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that SWAG makes publicly available in reports, statements and other documents filed with the SEC.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement, the Company will adopt an incentive equity plan, the form and terms of which shall be prepared by the Company and be reasonably acceptable to SWAG, reserving a number of Company Ordinary Shares for grant thereunder equal to 2% of the fully diluted issued and outstanding Company Ordinary Shares immediately after the Effective Time.

Confidentiality and Lockup Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, Company Management and certain securityholders of the Company entered into a Confidentiality and Lockup Agreement with the Company (the “Confidentiality and Lockup Agreement”), pursuant to which such persons agreed (i) to keep confidential certain Company information furnished to them and (ii) not to transfer certain Company Ordinary Shares, except to certain permitted transferees, beginning at the Effective Time and continuing a period of one hundred eighty (180) days, in the case of certain securityholders of the Company, and the earlier of (x) one year and (y) if the last sale price of the Company Ordinary Shares equals or exceeds $12.00 per share (on a post-Stock Split basis) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing Date, in the case of the Sponsor and Company Management.

At the Effective Time, the transfer restrictions relating to the Class B common stock set forth in the insider letter agreement among SWAG and the Sponsor will terminate.

The foregoing summary of the Confidentiality and Lockup Agreement is qualified in its entirety by reference to the text of the Confidentiality and Lockup Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, the Sponsor and certain securityholders of the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement with respect to the registrable securities under the Registration Rights Agreement within twenty (20) days of the Effective Time to register the resale under the Securities Act of Company Ordinary Shares, including Company Ordinary Shares issuable upon the exercise of the Company Warrants to be held by such securityholders, subject to certain conditions set forth therein. The Company also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Company securities, and all such prior agreements shall be terminated.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a letter agreement (the “Sponsor Support Agreement”) in favor of the Company and SWAG, pursuant to which they have agreed to (i) vote all shares of common stock of SWAG beneficially owned by it in favor of the Business Combination and each other proposal related to the Business Combination proposed by the board of directors at the meeting of SWAG shareholders called to approve the Business Combination, (ii) appear at such shareholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Business Combination or any of the other transactions contemplated by the Business Combination Agreement, and (iv) not to transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

The foregoing summary of the Sponsor Support Agreement is qualified in its entirety by reference to the text of the Sponsor Support Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Company Transaction Support Agreement

Concurrently with the execution of the Business Combination Agreement, SWAG, the Company, holders of Company Ordinary Shares who held a majority of the then-outstanding Company Ordinary Shares and holders of a majority of the Company’s preferred shares entered into an agreement (the “Transaction Support Agreement”) pursuant to which they agreed to (i) appear at a shareholder meeting called by the Company for the purpose of approving the Business Combination and other transactions contemplated by the Business Combination, for the purpose of establishing a quorum, (ii) execute a written consent in favor of the Business Combination and against all other action that would reasonably be expected to materially impede the Business Combination, (iii) not to solicit, initiate, encourage, or facilitate certain alternate business combinations, and (iv) not to transfer, assign, or sell their respective shares, except to certain permitted transferees, prior to the consummation of the Transactions.

The foregoing summary of the Transaction Support Agreement is qualified in its entirety by reference to the text of the Transaction Support Agreement, the form of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Transactions.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that was used by the Company in connection with the sale of Company Ordinary Shares to the to the PIPE Investors and the Secondary Investor.

Furnished herewith as Exhibit 99.3 is a transcript of a webcast first posted on February 1, 2021 in connection with the announcement of the Transactions.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

PIPE Subscription Agreements

On January 31, 2021, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors, an aggregate of 14,250,000 Company Ordinary Shares (on a post-Stock Split basis) for an aggregate purchase price of $142,500,000.00 immediately following the Effective Time, on the terms and subject to the conditions set forth therein. The Subscription Agreement contains customary representations and warranties of the Company, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Transactions. In addition, on January 31, 2021, certain Company shareholders (the “Selling Holders”) entered into a share purchase agreement (the “Share Purchase Agreement”) with an investor (the “Secondary Investor”) pursuant to which, among other things, the Secondary Investor agreed to purchase 3,000,000 Company Ordinary Shares (on a post-Stock Split basis) from the Selling Holders for an aggregate purchase price of $30,000,000. The Share Purchase Agreement contains customary representations and warranties of the Selling Holders, on the one hand, and the Secondary Investor, on the other hand, and customary conditions to closing, including the consummation of the Transactions.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed business combination between the Company and SWAG. In connection with the proposed business combination, the Company intends to file a registration statement on Form F-4 that will include a proxy statement of SWAG in connection with SWAG’s solicitation of proxies for the vote by SWAG’s stockholders with respect to the proposed Business Combination and a prospectus of the Company. The proxy statement/prospectus will be sent to all SWAG stockholders and the Company and SWAG will also file other documents regarding the proposed Business Combination with the SEC. This Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company and SWAG through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.otonomo.io or by written request to the Company at Otonomo Technologies Ltd., 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel.

Participants in Solicitation

The Company, SWAG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SWAG’s shareholders with respect to the proposed Business Combination. You can find information about SWAG’s directors and executive officers and their ownership of SWAG’s securities in SWAG’s final prospectus relating to its initial public offering, dated September 14, 2020, which was filed with the SEC on September 15, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from SWAG’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Report includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and SWAG, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by the Company and the markets in which it operates, and the Company’s projected future results. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SWAG and its management, and the Company and its management, as the case may be, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SWAG’s securities, (ii) the risk that the transaction may not be completed by SWAG’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by SWAG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination agreement by the shareholders of SWAG and the Company, the satisfaction of the minimum trust account amount following redemptions by SWAG’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination agreement, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) risks that the proposed Business Combination disrupts current plans of the Company and potential difficulties in the Company employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against the Company or against SWAG related to the Business Combination agreement or the proposed Business Combination, (ix) the ability of the Company to list the Company Ordinary Shares on the Nasdaq, (x) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SWAG’s, Quarterly Report on Form 10-Q, and other documents filed by SWAG from time to time with the U.S. Securities and Exchange Commission (the “SEC”) and the registration statement on Form F-4 and proxy statement/prospectus discussed above. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and SWAG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither the Company nor SWAG undertakes any duty to update these forward-looking statements.

Any financial and capitalization information or projections in this Report are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s and SWAG’s control. While such information and projections are necessarily speculative, the Company and SWAG believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Report should not be regarded as an indication that the Company or SWAG, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Business Combination Agreement, dated as of January 31, 2021, by and among Software Acquisition Group Inc. II, Butterbur Merger Sub Inc. and Otonomo Technologies Ltd.

10.1	Confidentiality and Lockup Agreement, dated as of January 31, 2021, between Software Acquisition Group Inc. II, Otonomo Technologies Ltd. and the other parties named therein.

10.2	Registration Rights Agreement, dated as of January 31, 2021, by and among between Otonomo Technologies Ltd. and the investors named on the signature pages thereto.

10.3	Sponsor Letter Agreement, dated January 31, 2021, by and among Software Acquisition Holdings II LLC, Software Acquisition Group Inc. II and Otonomo Technologies Ltd.

10.4	Form of Support Agreement, dated as of January 31, 2021, between Otonomo Technologies Ltd., Software Acquisition Group Inc. II, and the securityholders of Otonomo Technologies Ltd. named on the signature pages thereto

99.1	Press Release, dated February 1, 2021

99.2	Investor Presentation

99.3	Webcast Transcript

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Software Acquisition Group Inc. II

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer

Dated: February 1, 2021